UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2005

CNL Income Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue, Orlando, Florida 32801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 407-650-1000

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 19, 2005, CNL Income Properties, Inc. (the “Company”) accepted the resignation of its Chief Investment Officer, Thomas G. Huffsmith, who is leaving the Company to pursue other business interests.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On September 19, 2005, the board of directors amended Article V, Section 5 of the bylaws of the Company. Pursuant to the bylaw amendment, the president shall be the chief executive officer of the Company in the absence of a designated chief executive officer. The bylaw amendment was made effective as of September 19, 2005 and a copy of the revised provision is attached.

Section 9— Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment No. Two to the Bylaws of CNL Income Properties, Inc.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2005	CNL INCOME PROPERTIES, INC.

	By:	/s/ R. Byron Carlock, Jr.
	Name:	R. Byron Carlock, Jr.
	Title:	President